June 13, 2012

SiM Dynamic Allocation Balanced Income Fund

A series of Advisors Series Trust

Class A and Class C Shares

Supplement to the Prospectus Dated June 21, 2011, as Supplemented November 18, 2011

We are pleased to announce that on June 12, 2012, the Board of Trustees of Advisors Series Trust approved a plan of reorganization (the “Reorganization”) whereby the SiM Dynamic Allocation Balanced Income Fund (the “Balanced Fund”) will merge into the SiM Dynamic Allocation Equity Income Fund (the “Equity Fund”).  The Reorganization, which is expected to be tax free to the shareholders of the Balanced Fund and which is subject to a number of closing conditions, will entail the transfer of all of the assets and liabilities of the Balanced Fund to the Equity Fund in exchange for Class A or Class C shares of the Equity Fund, as appropriate.  Shareholders of the Balanced Fund will then receive Class A or Class C shares of the Equity Fund, as appropriate, equivalent in aggregate net asset value to the aggregate net asset value of their shares in the Balanced Fund at the time of the Reorganization, and the Balanced Fund will then be dissolved.  These events are currently expected to occur on August 24, 2012.

In the next few weeks, the Balanced Fund will circulate an information statement/prospectus which will contain pertinent details regarding the upcoming Reorganization, including the Board’s reasons for approving the Reorganization.

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Please retain this Supplement with your Prospectus for future reference.